EXHIBIT 32.1

CERTIFICATION UNDER SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Luke E. Fichthorn III, Chairman & Chief Executive Officer, certify that this quarterly report of Bairnco Corporation on form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this quarterly report of Bairnco Corporation on form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bairnco Corporation for the period ended October 4, 2003.

Luke E. Fichthorn, III

Luke E. Fichthorn, III

Chairman &

Chief Executive Officer

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EXHIBIT 32.2

CERTIFICATION UNDER SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Lawrence C. Maingot, Controller & Chief Accounting Officer, certify that this quarterly report of Bairnco Corporation on form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this quarterly report of Bairnco Corporation on form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bairnco Corporation for the period ended October 4, 2003.

Lawrence C. Maingot

Lawrence C. Maingot Controller &

Chief Accounting Officer

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